FOR IMMEDIATE RELEASE                            CONTACT:  Glenn Bozarth
July 21, 1994                                              Mattel, Inc.
                                                           (310) 524-3521


       MATTEL SECOND QUARTER EARNINGS INCREASE 40 PERCENT;
          DEMAND FOR TIME-TESTED CORE BRANDS IS STRONG
          --------------------------------------------


LOS ANGELES, July 21 -- Mattel, Inc. today reported record second quarter net income of $57.1 million or $.31 per share, up 40 percent from $40.8 million or $.23 per share in the 1993 quarter.

Net sales were a record $650 million, up 13 percent from $577 million last year.

     "This outstanding performance reflects strong worldwide

demand for our core brand products of Barbie, Fisher-Price, Hot

Wheels and Disney, fueled by a new toy line tied to the excellent new animated Disney movie 'The Lion King,'" John W. Amerman,

Mattel's chairman and chief executive officer, said.

     "The response to our product lines, combined with advantages provided by our dedicated global manufacturing network, allowed us to meet the challenges of difficult worldwide economic

conditions and delays in retail ordering," Amerman said.



                             -more-

2-2-2-2-2





     For the first half of 1994, net income increased 37 percent to a record $81.2 million or $.44 per share, versus $59.3 million or $.33 per share in the first six months of 1993 before

accounting changes.  Year-to-date sales were a record $1.138 billion, up 8 percent from $1.054 billion in 1993.

     "Our excellent earnings performance in the quarter and first half reflect significant efficiencies resulting from the

integration of Fisher-Price and Mattel, as well as some benefit from the acquisition of the assets of Kransco, completed on May

31," Amerman said.  "Results for the quarter also include the contribution of newly-established marketing organizations in

Argentina, Venezuela and Portugal."

     Mattel, Inc. is a worldwide leader in the design,

manufacture and marketing of children's toys.  With headquarters in El Segundo, California, Mattel has offices and facilities in

34 foreign countries and sells its products in more than 140 nations throughout the world.





                              -###-

                                       MATTEL, INC. AND SUBSIDIARIES
                                    CONSOLIDATED RESULTS OF OPERATIONS

                                                           FOR THE                      FOR THE
                                                      THREE MONTHS ENDED            SIX MONTHS ENDED
                                                  -------------------------    -------------------------
                                                   June  30,      June  30,     June  30,      June  30,
(In thousands, except per share amounts)             1994         1993 (a)        1994         1993 (a)
- - ----------------------------------------          ----------     ----------    ----------     ----------
Net Sales                                         $  650,263     $  576,618    $1,137,534     $1,053,802
  Cost of sales                                      335,758        297,605       584,925        556,019
                                                  ----------     ----------    ----------     ----------
Gross Profit                                         314,505        279,013       552,609        497,783

  Advertising and promotion expenses                  94,010         83,390       165,640        151,879
  Other selling and administrative expenses          118,608        113,652       235,405        223,149
  Other expense, net                                   1,315          3,819         4,600          4,379
                                                  ----------     ----------    ----------     ----------
Operating Profit                                     100,572         78,152       146,964        118,376
  Interest expense                                    11,490         14,929        19,613         28,138
                                                  ----------     ----------    ----------     ----------
Income Before Income Taxes                            89,082         63,223       127,351         90,238
  Provision for income taxes                          32,000         22,453        46,200         30,988
                                                  ----------     ----------    ----------     ----------
Income Before Cumulative Effect of Changes
  in Accounting Principles                            57,082         40,770        81,151         59,250
  Cumulative effect of changes in accounting
    principles (b)                                         -              -             -         (4,022)
                                                  ----------     ----------    ----------     ----------
Net Income                                        $   57,082     $   40,770    $   81,151     $   55,228
                                                  ==========     ==========    ==========     ==========

Income Per Share (c)
  Income before cumulative effect of changes
    in accounting principles                      $     0.31     $     0.23    $     0.44     $     0.33
  Cumulative effect of changes in accounting
    principles                                             -              -             -          (0.02)
                                                  ----------     ----------    ----------     ----------
   Net Income Per Share                           $     0.31     $     0.23    $     0.44     $     0.31
                                                  ==========     ==========    ==========     ==========

Average Number of Common and Common
  Equivalent Shares Outstanding                      179,779        170,685       177,934        170,999
                                                  ==========     ==========    ==========     ==========


                                 MATTEL, INC. AND SUBSIDIARIES
                             CONDENSED CONSOLIDATED BALANCE SHEETS


                                                   June  30,       June  30,      Dec. 31,
(In thousands)                                       1994          1993 (a)       1993 (a)
- - --------------                                    -----------    -----------    -----------
ASSETS
  Cash, cash equivalents and marketable
    securities                                    $   117,190    $    89,765    $   523,581
  Accounts receivable, net                            879,276        744,655        580,313
  Inventories                                         323,364        312,094        219,993
  Prepaid expenses                                    150,318        128,915        146,863
                                                  -----------    -----------    -----------
    Total current assets                            1,470,148      1,275,429      1,470,750

  Property, plant and equipment, net                  377,407        323,021        326,877
  Other assets                                        414,165        200,373        202,450
                                                  -----------    -----------    -----------
    Total Assets                                  $ 2,261,720    $ 1,798,823    $ 2,000,077
                                                  ===========    ===========    ===========


LIABILITIES AND SHAREHOLDERS' EQUITY
  Notes payable to banks                          $   342,326    $    87,411    $         -
  Current portion of long-term liabilities              3,301          8,675        104,862
  Accounts payable and accrued liabilities            474,521        354,624        573,224
  Income taxes payable                                109,462         52,602        105,243
                                                  -----------    -----------    -----------
    Total current liabilities                         929,610        503,312        783,329

  Long-term debt                                      258,683        362,399        254,159
  Other long-term liabilities                          80,266         58,946         70,827
  Convertible debt                                          -         97,652         73,953
  Shareholders' equity                                993,161        776,514        817,809
                                                  -----------    -----------    -----------
    Total Liabilities and Shareholders' Equity    $ 2,261,720    $ 1,798,823    $ 2,000,077
                                                  ===========    ===========    ===========

(a) Consolidated results are restated for the merger with Fisher-Price, Inc.
(b) A $20.0 million net-of-tax charge related to the adoption of FAS No. 106, partially offset by a $16.0 million credit related to the adoption of FAS No. 109.
(c) Share and per share data for the quarter and six months ended June 30, 1993 reflect the retroactive effect of shares issued pursuant to the Fisher-Price merger and a 5/4 stock split declared in November 1993.
